UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2017

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

On January 23, 2017, Fortress Transportation and Infrastructure Investors LLC, a Delaware limited liability company (the “Company”) entered into the Credit Agreement (the “Credit Agreement”), among the Company, as holdings, Fortress Worldwide Transportation and Infrastructure General Partnership, a Delaware general partnership (“IntermediateCo”), WWTAI Finance Ltd., an exempted company incorporated with limited liability under the laws of Bermuda and a wholly owned subsidiary of the Company (the “Borrower”), certain subsidiaries of the Borrower from time to time party thereto as guarantors (the “Subsidiary Guarantors”), certain lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”) pursuant to which the Borrower borrowed $100,000,000 in term loans denominated in U.S. dollars (the “Term Loans”). The proceeds of the Term Loans will be used for general corporate purposes, including future acquisitions by the Borrower and its subsidiaries of certain aviation and infrastructure assets. The Credit Agreement is guaranteed by the Company, IntermediateCo and the Subsidiary Guarantors in accordance with the terms of the Guarantee Agreement (as defined in the Credit Agreement). The Term Loans are currently secured by the capital stock of certain direct subsidiaries of IntermediateCo, including the capital stock of the Borrower, in accordance with the terms of the Pledge Agreements (as defined in the Credit Agreement).

The Term Loans currently bear interest at the Adjusted Eurodollar Rate (determined in accordance with the Credit Agreement) plus 3.75% per annum, if the Company chooses to make Eurodollar Rate borrowings, or at the Base Rate (determined in accordance with the Credit Agreement) plus 2.75% per annum.

The Term Loans mature on January 22, 2018, and require amortization payments in the amount of $250,000 on the last day of each fiscal quarter beginning with the fiscal quarter ending March 31, 2017. The entire principal amount of the Term Loans will be due and payable on January 22, 2018, subject to the Borrower’s right to elect an extension of up to one year in accordance with the terms of the Credit Agreement. The Term Loans may be voluntarily prepaid without penalty or premium, other than customary breakage costs related to prepayments of Eurodollar Rate borrowings.

If the maturity date of the Term Loans is extended, then specified step-ups in interest rates, as well as certain additional fees, will apply, each in accordance with the terms of the Credit Agreement.  In addition, the Company will be required to pay to the lenders a specified duration fee on the 6-month and 9-month anniversaries of closing in the event that Term Loans are outstanding on such dates.

The Credit Agreement contains customary affirmative covenants for facilities of this type, including, among others, covenants pertaining to the delivery of financial statements, notices of default and certain other information, payment of taxes, conduct of business and maintenance of existence, maintenance of property and insurance, compliance with laws, inspection of books and records and additional collateral, as well as customary negative covenants for facilities of this type, including, among others, (1) with respect to the Borrower and the Subsidiary Guarantors, limitations on the incurrence of indebtedness, liens, fundamental changes, dispositions of property, restricted payments, investments, optional payments of certain other indebtedness and modifications of certain other debt instruments or contracts, transactions with affiliates, sales and leasebacks, and negative pledges and (2) limitations on the activities of the Company and IntermediateCo. The Credit Agreement contains no financial covenants.

The Credit Agreement contains default provisions customary for facilities of this type, which are subject to customary grace periods and materiality thresholds, including, among others, defaults related to payment failures, failure to comply with covenants, material misrepresentations, defaults under other material indebtedness, the occurrence of a Change of Control (as defined in the Credit Agreement), bankruptcy and related events, material judgments, certain events related to pension plans and the failure of any Security Documents (as defined in the Credit Agreement) or the guarantees in the Guarantee Agreement to be in full force and effect. If an event of default occurs under the Credit Agreement, the lenders may, among other things, declare the Term Loans and all other amounts owing under the Credit Agreement immediately due and payable.

Certain lenders under the Credit Agreement have, from time to time, performed, are currently performing and may in the future perform, various financial advisory and commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses.

The foregoing description of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Credit Agreement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the Credit Agreement is incorporated by reference into this item.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
Credit Agreement, dated January 23, 2017, among Fortress Transportation and Infrastructure Investors LLC, as holdings, Fortress Worldwide Transportation and Infrastructure General Partnership, as IntermediateCo, WWTAI Finance Ltd., as Borrower, the Subsidiary Guarantors from time to time party thereto, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

By:	/s/ Scott Christopher
Name:	Scott Christopher
Title:	Interim Chief Financial Officer and Chief Accounting Officer

Date: January 27, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1
Credit Agreement, dated January 23, 2017, among Fortress Transportation and Infrastructure Investors LLC, as holdings, Fortress Worldwide Transportation and Infrastructure General Partnership, as IntermediateCo, WWTAI Finance Ltd., as Borrower, the Subsidiary Guarantors from time to time party thereto, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent.